Fees Summary	Oct. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,587,449.30
Previously Paid Amount	0.00
Total Fee Amount	771.63
Total Offset Amount	0.00
Net Fee	$ 771.63